THE GABELLI MONEY MARKET FUNDS
                   The Gabelli U.S. Treasury Money Market Fund
                                  (the "Fund")

                       Supplement dated December 31, 2003
                    to the Prospectus dated February 1, 2003

The following information supersedes certain information in the "Redemption of Shares - By Telephone or the Internet" section in the Fund's Prospectus.

Fund shares held through an IRA may be redeemed by telephone or the Internet. Investors should consult a tax advisor concerning the current tax rules applicable to IRAs.


Dated: December 31, 2003